SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                    001-16533               63-1261433
 (State of Incorporation)       (Commission File No.)   (IRS Employer I.D. No.)


  100 Brookwood Place, Birmingham, Alabama                    35209
    (Address of Principal Executive Office)                  (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


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Item 7.       Financial Statements and Exhibits

              (c) Exhibits filed with this report:

              Number         Exhibit
              99.1           Copy of Registrant's press release,  dated July 8,
                             2003, publicly commenting on A. M. Best's affirmation of the Company's Financial Strength
                             Rating, and highlighting Best's rating of the Company's recently issued debentures.


Item 9.       Regulation FD Disclosure

              The registrant has furnished this report to disclose for Regulation FD purposes its public release of:

              1. Comments on A. M. Best's affirmation of the Company's Financial Strength Rating, and Best's rating of the Company's recently issued debentures. A copy of the press release, dated July 8, 2003, is included as exhibit 99.1 to this report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 8, 2003


                               PROASSURANCE CORPORATION


                               By:  /s/ Howard H. Friedman
                               -------------------------------------------------
                                        Howard H. Friedman
                                        Chief Financial Officer


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